Form **8937**
(December 2011)
Department of the Treasury
Internal Revenue Service

Report of Organizational Actions Affecting Basis of Securities

▶ See separate instructions.

OMB No. 1545-2224

Part I Reporting Issuer

1 Issuer's name			2 Issuer's employer identification number (EIN)
ORIENT PAPER, INC.			20-4158835
3 Name of contact for additional information	4 Telephone No. of contact		5 Email address of contact
WINSTON C. YEN	562-818-3817		ir@orientpaperinc.com
6 Number and street (or P.O. box if mail is not delivered to street address) of contact			7 City, town, or post office, state, and Zip code of contact
SCIENCE PARK, JULI RD. XUSHUI COUNTY, BAODING			HEBEI, CHINA 072550
8 Date of action	9 Classification and description		
FEBRUARY 28, 2014	DISTRIBUTION OF CASH		
10 CUSIP number	11 Serial number(s)	12 Ticker symbol	13 Account number(s)
68619F 205		NYSE MKT: ONP	

Part II Organizational Action

Attach additional statements if needed. See back of form for additional questions.

14 Describe the organizational action and, if applicable, the date of the action or the date against which shareholders' ownership is measured for the action ▶ THE BOARD OF DIRECTORS OF ORIENT PAPER INC. ("ORIENT PAPER") DECLARED "QUARTERLY DIVIDENDS" TO ITS SHARHOLDERS ON RECORD AND MADE CASH DISTRIBUTIONS OF $0.0125 PER SHARE ON 4/30/2013 AND $0.005 PER SHARE ON 12/16/2013 FOR A TOTAL AMOUNT OF $323,032 DURING THE CALENDAR YEAR OF 2013. ON FEBRUARY 28, 2014, ORIENT PAPER DETERMINED THAT FOR SHAREHOLDER WHO RECEIVED CASH DISTRIBUTIONS FROM ORIENT PAPER DURING THE CALENDAR YEAR OF 2013, APPROXIMATELY 41.04% OF THE AMOUNT RECEIVED SHOULD BE RECOGNIZED AS TAXABLE DIVIDEND PAID OUT OF THE EARNINGS AND PROFITS OF ORIENT PAPER, AND 58.96% OF THE AMOUNT RECEIVED SHOULD BE TREATED AS ATAX-FREE RETURN OF CAPITAL.

15 Describe the quantitative effect of the organizational action on the basis of the security in the hands of a U.S. taxpayer as an adjustment per share or as a percentage of old basis ▶ PLEASE SEE LINE 14 ABOVE FOR THE DESCRIPTION

16 Describe the calculation of the change in basis and the data that supports the calculation, such as the market values of securities and the valuation dates ▶ UNDER INTERNAL REVENUE CODE ("IRC") SECTION 316(a), ONLY DISTRIBUTIONS MADE OUT OF THE CORPORATION'S CURRENT YEAR EARNINGS AND PROFITS ("E&P") OR ACCUMULATED E&P ARE TREATED AS "DIVIDENDS." UNDER IRC SECTION 301(c)(2), THE PORTION OF THE DISTRIBUTION WHICH IS NOT A DIVIDEND SHALL BE APPLIED AGAINST AND REDUCE THE ADJUSTED BASIS OF THE STOCK. IN ORDER TO DETERMINE THE PORTION OF ITS CASH DISTRIBUTION THAT SHOULD BE TREATED AS A DIVIDEND, ORIENT PAPER PERFORMED A COMPUTATION ON FEBRUARY 28, 2014 OF E&P AS OF 12/31/2012 WITH AN ESTIMATED CURRENT YEAR E&P FOR THE YEAR ENDED 12/31/2013. ACCORDING TO THIS COMPUTATION, ORIENT PAPER HAD NO ACCUMULATED E&P BUT HAD AN ESTIMATED CURRENT YEAR E&P IN THE AMOUNT OF $132,576. ACCORDINGLY, $132,576 OF THE CASH DISTRIBUTION SHOULD BE TREATED AS A TAXABLE DIVIDEND, AND THE REST OF THE DISTRIBUTION IN THE AMOUNT OF $190,456 (OR 58.96% OF THE 2013 DISTRIBUTION) SHOULD BE TREATED BY THE RECIPIENT SHARHOLDERS AS TAX-FREE RETURN OF CAPITAL THAT REDUCES THE SHAREHOLDERS' BASIS IN THE STOCK OF ORIENT PAPER.

For Paperwork Reduction Act Notice, see the separate Instructions. Cat. No. 37752P Form **8937** (12-2011)

Form 8937 (Rev. 12-2011) Page 2 Part II Organizational Action (continued) 17 List the applicable Internal Revenue Code section(s) and subsection(s) upon which the tax treatment is based ? 18 Can any resulting loss be recognized? ? 19 Provide any other information necessary to implement the adjustment, such as the reportable tax year ? Sign Here Under penalties of perjury, I declare that I have examined this return, including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete. Declaration of preparer (other than officer) is based on all information of which preparer has any knowledge. Signature ? Date ? Print your name ? Title ? IRC SECTION 301(c), DISTRIBUTION OF PROPERTIES IRC SECTION 312, EFFECT ON EARNINGS AND PROFITS IRC SECTION 316, DIVIDEND DEFINED IRC SECTION 317, PROPERTY DEFINED OTHER IRC SECTIONS FURTHER DEFINING ADJUSTMENTS TO E&P TO THE EXTENT NOT CONTAINED IN SECTION 312 N/A THE ADJUSTMENT TO BASIS SHOULD BE TAKEN INTO ACCOUNT IN THE TAX YEAR OF THE SHAREHOLDER DURING WHCIH THE CASH DISTRIBUTION WAS RECEIVED (FOR EXAMPLE, 2013 FOR CALENDAR YEAR TAXPAYERS). WINSTON C. YEN